Ivy PineBridge High Yield Fund
Summary Prospectus | January 31, 2018 as supplemented August 20, 2018

SHARE CLASS (TICKER): CLASS A SHARES (IPNAX)  |  CLASS I SHARES (IPNIX)  |  CLASS N SHARES (IPNNX)  |  CLASS R SHARES (IPNRX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at www.ivyinvestments.com/prospectus. You also can get this information at no cost by calling 800.777.6472 or by sending an e-mail request to prospectus.request@waddell.com. You also can get this information from your investment provider. The Fund’s prospectus and SAI dated January 31, 2018 (as each may be amended or supplemented) are incorporated herein by reference.

Objective

To seek to provide total return through a combination of high current income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in funds within Ivy Funds and/or InvestEd Portfolios. More information about these and other discounts is available from your financial professional, as well as in the Sales Charge Reductions section on page 110 of the Fund’s prospectus, in the Purchase, Redemption and Pricing of Shares section on page 114 of the Fund’s statement of additional information (SAI) and in Appendix A— Intermediary Sales Charge Discounts and Waivers.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class I	Class N	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	None	None	None
Maximum Account Fee	$20	[2]	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class I	Class N	Class R
Management Fees	0.61%	0.61%	0.61%	0.61%
Distribution and Service (12b-1) Fees	0.25%	0.00%	0.00%	0.50%
Other Expenses[3]	0.14%	0.26%	0.12%	0.35%
Total Annual Fund Operating Expenses	1.00%	0.87%	0.73%	1.46%
Fee Waiver and/or Expense Reimbursement[4,5]	0.00%	0.15%	0.01%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%	0.72%	0.72%	1.46%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase.

[2]

With limited exceptions, for Class A shares, if your Fund account balance is below $650 at the start of business on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20.

[3]	The percentage shown for Other Expenses is based on estimated amounts for the current fiscal year.

[4]

Through January 31, 2019, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Distributors, Inc. (IDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class A shares at 1.00% and Class I and Class N shares at 0.72%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).

[5]

Through January 31, 2020, IDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class N shares do not exceed the total annual ordinary fund operating expenses of the Class I shares, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that expenses were capped for a one-year period, as indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$671	$875	$1,096	$1,729
Class I Shares	74	263	468	1,059
Class N Shares	74	232	405	906
Class R Shares	149	462	797	1,746

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$671	$875	$1,096	$1,729
Class I Shares	74	263	468	1,059
Class N Shares	74	232	405	906
Class R Shares	149	462	797	1,746

Portfolio Turnover

The Fund bears transaction costs, such as spreads between bid and asked prices, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. From May 18, 2017 (commencement of operations) through September 30, 2017, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

Principal Investment Strategies

Ivy PineBridge High Yield Fund seeks to achieve its objective by investing primarily in a diversified portfolio of high-yield, lower-quality fixed income securities of U.S. and foreign issuers, the risks of which are, in the judgment of PineBridge Investments LLC (PineBridge), the Fund’s subadviser, consistent with the Fund’s investment objective. Under normal circumstances, the Fund invests at least 80% of its net assets in non-investment grade debt securities, commonly called “high yield” or “junk” bonds. Such bonds include debt securities rated BB+ or lower by S&P Global Ratings, a division of S&P Global Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO), or, if unrated, determined by PineBridge to be of comparable quality. The Fund may invest up to 100% of its total assets in non-investment grade debt securities; however, the Fund’s allocation to high yield securities rated CCC or lower by S&P (or comparably rated by another NRSRO, or, if unrated, determined by PineBridge to be of comparable quality), is capped so that the Fund’s exposure to such securities will never be greater than 1.2 times the CCC or lower exposure of the Fund’s benchmark, the Bloomberg Barclays U.S. Corporate High-Yield Index.

The Fund also may invest up to 20% of its total assets in lower-quality debt securities that are considered investment grade. Such securities include those rated BBB+, BBB or BBB- by S&P (or comparably rated by another NRSRO, or, if unrated, determined by PineBridge to be of comparable quality). The Fund may invest in fixed-income securities of any maturity and in companies of any size, but intends to invest primarily in intermediate and long-term corporate obligations.

The Fund may invest up to 100% of its total assets in foreign debt securities that are denominated in U.S. dollars or foreign currencies. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

In selecting securities for the Fund, PineBridge combines a top-down (assessing the market environment) and bottom-up (researching individual issuers) investment philosophy, with a strong focus on a security’s relative value. From a top-down perspective, PineBridge considers both industry specific trends and other macroeconomic events that are impacting issuers. PineBridge also employs a proprietary bottom-up credit analysis that independently rates credit risk, fundamental trends and market value. As part of this process, PineBridge assigns a risk rating to each issuer based upon PineBridge’s evaluation of the issuer’s credit risk. Those risk ratings are designed to assess an issuer’s potential risk of default in a similar approach to a ratings agency methodology.

PineBridge continuously monitors the risks associated with each such issuer, including establishing a “credit impairment catalyst” (CIC) trigger for each. These triggers are quantifiable, company-or sector-specific metrics, which, if met, require a re-evaluation of PineBridge’s original investment thesis on that issuer. Overall, investments with favorable valuation ratings relative to their credit risk are included in the Fund’s portfolio. PineBridge may actively trade the Fund’s securities in seeking to achieve the Fund’s investment objective.

Generally, in determining whether to sell a security, PineBridge utilizes the same factors it considers for buying a security, with a particular emphasis on an issuer’s CIC triggers in addition to its relative valuation. PineBridge also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes to be more attractive opportunities, or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

∎	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

∎

Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

∎

Extension Risk. A rise in interest rates could cause borrowers to pay back the principal on certain debt securities more slowly than expected, thus lengthening the average life of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.

∎

Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

∎

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. The risks may be exacerbated in connection with investments in emerging markets. World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

∎

Income Risk. The risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

∎

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially securities with longer maturities. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A decline in interest rates may cause the Fund to experience a decline in its income. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. The Fund may be subject to heightened interest rate risk as a result of a rise or anticipated rise in interest rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.

∎

Liquidity Risk. Generally, a security is liquid if the Fund is able to sell the security at a fair price within a reasonable time. Liquidity generally is related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly.

∎

Low-Rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken the Fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations. In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.

∎

Management Risk. Fund performance is primarily dependent on the PineBridge’s skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

∎

Market Risk. Markets can be volatile, and the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in volatility in the financial markets, both U.S. and foreign. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. These circumstances also have decreased liquidity in some markets and may continue to do so. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

∎

Portfolio Turnover Risk. Frequent buying and selling of investments involve higher costs to the Fund and may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of net short-term capital gains. The payment of taxes on distributions of these gains could adversely affect a shareholder’s after-tax return on its investment in the Fund. Any distributions attributable to such net gains will be taxed as ordinary income for Federal income tax purposes. Factors that can lead to short-term trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain the Fund’s market capitalization target, and the need to sell a security to meet redemption activity.

∎

Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

Performance

The Fund has not been in operation for a full calendar year; therefore, it does not have performance information to include in a bar chart or performance table. Once the Fund has a full calendar year of performance, the prospectus will include a performance bar chart that shows how performance has varied from year to year for the Fund’s Class A shares and a performance table that shows the average annual total returns for each of the Fund’s share classes and also compares the Fund’s returns with that of a broad-based securities market index. Until that time, please visit www.ivyinvestments.com or call 800.777.6472 for the Fund’s updated performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO) and sub-advised by PineBridge Investments LLC (PineBridge).

Portfolio Managers

John Yovanovic, CFA, Managing Director and Head of High Yield Portfolio Management for PineBridge, Jeremy Burton, CFA, Senior Vice President, Credit Analyst for PineBridge, and Dan Purser, CFA, Managing Director, Credit Analyst for PineBridge, have managed the Fund since its inception in May 2017.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by WI Services Company (WISC) if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), by telephone (Class A shares: 800.777.6472) or via the internet if you have completed an Express Transaction Authorization Form (www.ivyinvestments.com) (Class A shares). If your shares are not held in a Direct Account (such as for Class N shares and Class R shares, etc.), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund. Purchases and redemptions of Fund shares in Direct Accounts through Waddell & Reed, Inc. (Waddell & Reed) as your broker will be reviewed by Waddell & Reed to ensure they are in good order and then forwarded to WISC and will be processed at the Fund’s NAV per share next calculated after your order is received in proper form by WISC.

If your individual account is not maintained on the Fund’s shareholder servicing system, such as for Class N and Class R shares, please contact your broker-dealer, plan administrator or third-party record keeper to purchase or sell shares of the Fund.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IDI may reduce or waive the minimums in some cases:

For Class A:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I, Class N and Class R:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be taxed upon withdrawal of monies from the tax-deferred arrangement.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

IVSUM-IPNAX